UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

BIOATLA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39787	85-1922320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 Torreyana Road San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 558-0708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BCAB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2021, the Board of Directors (the “Board”) of BioAtla, Inc. (the “Company”) increased the size of the Board from seven directors to eight directors and appointed Edward L. (Eddie) Williams to the Board, effective December 16, 2021. Mr. Williams will serve as a Class III director until the Company’s 2023 Annual Meeting or until his successor is duly elected and qualified or until his earlier death, resignation, disqualification or removal. Mr. Williams was also appointed to serve on the Audit Committee of the Board of Directors.

On December 16, 2021 (the “Option Grant Date”), in accordance with the Company’s non-employee director compensation policy, the Company granted Mr. Williams, pursuant to the Company’s 2020 Equity Incentive Plan, an initial director grant of 25,000 options to purchase shares of the Company’s common stock, which shall vest with respect to (i) 8,333 Shares on the first anniversary of the Option Grant Date, (ii) 694 Shares on the last day of the next 23 months commencing with the month next following such first anniversary and (iii) 705 Shares on the last day of the 24th month next following such first anniversary, subject, in each case, to Mr. Williams’ continued service as a member of the Board through such vesting date. The Company also entered into its standard form of indemnification agreement with Mr. Williams. The Company’s press release announcing the appointment of Mr. Williams is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

There were no arrangements or understandings between Mr. Williams and any other persons pursuant to which he was selected as a director, and there are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission between Mr. Williams and the Company required to be disclosed herein.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated December 21, 2021

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioAtla, Inc.

Date: December 21, 2021	By:	/s/ Richard A. Waldron
Name: Richard A. Waldron
Title: Chief Financial Officer